                                                                   Exhibit 10.2


                              Severance Agreements


                   Officer or Executive              Multiple
                   --------------------              --------
                   Donald L. Evans                     2.5
                   James D. Lightner                   2.5
                   Thomas W. Dyk                       2
                   Peter R. Scherer                    2
                   Bruce R. DeBoer                     2
                   Daniel G. Blanchard                 2
                   Jack F. Harper                      2
                   R. Kim Harris                       2
                   B. Jack Reed                        2
                   Clifford C. Drescher                2

